                                                                   EXHIBIT 10.8


                               THIRD AMENDMENT TO
                         CREDIT AND SECURITY AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 12th day of May 1997, by and between WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation ("Washington"), and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon," Washington and Huntoon are hereinafter collectively referred to as the "Borrowers"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

         WHEREAS, the Borrowers and the Lender have entered into a revolving warehouse facility with a present Warehousing Commitment Amount of One Hundred Fifty Million Dollars ($150,000,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of One Hundred Fifty Million Dollars ($150,000,000), dated as of June 14, 1996 (the "Warehousing Note"), and by a Credit and Security Agreement dated as of June 14, 1996, as the same may have been amended or supplemented (the "Agreement");

         WHEREAS, the Borrowers and the Lender have entered into a servicing facility with a present Servicing Facility Commitment Amount of Ten Million Dollars ($10,000,000) as evidenced by a Servicing Facility Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of June 14, 1996.

         WHEREAS, the Borrowers have also entered into a term loan facility with a present Term Loan Commitment Amount of Ten Million Dollars ($10,000,000) as evidenced by a Term Loan Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of June 14, 1996, a Term Loan Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of June 14, 1996, and the Agreement;

         WHEREAS, the Borrowers have requested the Lender to amend the certain terms of the Agreement, and the Lender has agreed to such amendment of the Agreement subject to the terms and conditions of this Amendment;

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.


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

         2. The effective date ("Effective Date") of this Amendment shall be May 14, 1997, the date on which the Borrowers have complied with all the terms and conditions of this Amendment.

         3. Section 1.1 of the Agreement shall be amended to delete the definition of "Servicing Facility Rate" in its entirety, replacing it with the following definition:

                  "Servicing Facility Rate" means a floating rate of interest per annum equal to three percent (3.00%) per annum over LIBOR. The Servicing Facility Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Servicing Facility Rate as of any date of determination shall be conclusive and binding, absent manifest error.

         4. Sections 7.7 and 7.8 of the Agreement shall be deleted in their entirety and the following shall be substituted in lieu thereof:

                  7.7 Minimum Adjusted Tangible Net Worth. Permit Adjusted Tangible Net Worth of Washington and its
         Subsidiaries, on a consolidated basis, at any time to be less than Fifteen Million Dollars ($15,000,000).

                  7.8 Liquidity. Permit the ratio of Liquid Assets to Tangible Net Worth of Washington and its Subsidiaries, on a consolidated basis, at any time to be less than twenty-five percent (25%).

         5. Washington is in Default under the terms of the Liquidity covenant of Section 7.8 of the Agreement. The Lender hereby agrees to waive its Default rights with respect to the breach of the Liquidity covenant for the period from March 31, 1997 through the Effective Date of this Amendment. This waiver applies only to the specific instance described herein. It is not a waiver of any subsequent Default of the same provision of the Agreement, nor is it a waiver of any other Default of the Agreement.

         6. Exhibit I-MF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-MF attached to this Amendment.
All references in this Amendment and the Agreement to Exhibit I-MF shall be deemed to refer to the new Exhibit I-MF.

         7. The Borrowers shall deliver to the Lender (a) an executed original of this Amendment; an executed Certificate of Secretary with corporate resolutions; and (b) a Two Hundred Fifty Dollar
($250) document production fee.


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         8.       The Borrowers represent, warrant and agree that (a) there
exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrowers enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Borrowers have no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Borrowers from the date of the Agreement to the date of this Amendment.

         9. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Borrowers ratify and reaffirm all of their obligations thereunder.

         10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                  WASHINGTON MORTGAGE FINANCIAL GROUP,
                                  LTD., a Delaware corporation


                                  By:    /s/ SHEKAR NARASIMHAN
                                     -----------------------------------------

                                  Its:   President & CEO
                                      ----------------------------------------

                                  WMF/HUNTOON, PAIGE ASSOCIATES
                                  LIMITED, a Delaware corporation


                                  By:    /s/ SHEKAR NARASIMHAN
                                     -----------------------------------------

                                  Its:  Chairman
                                      ----------------------------------------

                                  RESIDENTIAL FUNDING CORPORATION,
                                  a Delaware corporation


                                  By:     /s/ LISA F. CARLSON
                                     -----------------------------------------

                                  Its:      Director
                                      ----------------------------------------


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STATE OF VIRGINIA             )
                              ) ss
COUNTY OF FAIRFAX             )

         On May 15, 1997, before me, a Notary Public, personally appeared SHEKAR NARASIMHAN, the President & CEO of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                                /s/ JOANNE G. FRYE
                                                -------------------------------
                                                Notary Public
  (SEAL)                                        My Commission Expires: 2/28/99


STATE OF VIRGINIA             )
                              ) ss
COUNTY OF FAIRFAX             )

         On May 15, 1997, before me, a Notary Public, personally appeared SHEKAR NARASIMHAN,the Chairman of WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                /s/ JOANNE G. FRYE
                                                -------------------------------
                                                Notary Public
  (SEAL)                                        My Commission Expires: 2/28/99



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


STATE OF MARYLAND    )
                     ) ss
COUNTY OF MONTGOMERY )

         On May 15, 1997, before me, a Notary Public, personally appeared
Lisa F. Carlson, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                                                     /s/ ALAETA S. MYERS
                                                -------------------------------
                                                Notary Public
  (SEAL)                                        My Commission Expires: 11/01/00
                                                                      ---------




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Washington/Huntoon:5/13/97

                                                                   EXHIBIT I-MF

                             OFFICER'S CERTIFICATE


         Reference is made to that certain Credit and Security Agreement between WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation ("Washington"), and WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon," Washington and Huntoon are hereinafter collectively referred to as the "Borrowers"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of June 14, 1996 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to Section 6.2(c) of the Agreement.

         The undersigned hereby certifies to the Lender that as of the close of business on_______________________, 19__ ("Statement Date",) and with respect to the Borrowers and their Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's Certificate, the Borrowers met the covenants set forth in Sections 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12 and 7.13, or if the Borrowers did
         not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Borrowers have taken, are taking, and propose to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Borrowers except as permitted under the terms of the Agreement.

3. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Borrowers have incurred no Debt required to be subordinated pursuant to Section 6.10.

4. The Borrowers were in compliance with the applicable HUD, GNMA, and Investor net worth requirements, and in good standing with VA, HUD, GNMA, and each Investor.

5. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Borrowers (and, if applicable, their Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any

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

         Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Borrowers have taken, are taking and propose to take with respect thereto.

6. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Borrowers as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Borrowers (and, if applicable, its Subsidiaries) as at the Statement Date.

Dated:
      -----------------------------


                                  WASHINGTON MORTGAGE FINANCIAL GROUP,
                                  LTD., a Delaware corporation


                                  By:
                                     -------------------------------------

                                  Its:
                                      ------------------------------------

                                  WMF/HUNTOON, PAIGE ASSOCIATES
                                  LIMITED, a Delaware corporation


                                  By:
                                     -------------------------------------

                                  Its:
                                      ------------------------------------


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

                 CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE


Borrowers Names:   WASHINGTON MORTGAGE FINANCIAL GROUP, LTD. and
                   WMF/HUNTOON, PAIGE ASSOCIATES LIMITED and its
                   Subsidiaries

Statement Date:___________________________________

All financial calculations set forth herein are as of the Statement
Date.

I.       TANGIBLE NET WORTH

                  Tangible Net Worth of Washington is:

                  Excess of total assets over total liabilities:                                          $____________
                  Plus:   Loan loss reserves:                                                             $____________
                  Plus:   Subordinated Debt not due within one year
                          of the Statement Date (or any portion
                          thereof):                                                                       $____________
                  Minus:  Advances to owners, officers or
                          Affiliates:                                                                     $____________
                  Minus:  Investments in Affiliates:                                                      $____________
                  Minus:  Assets pledged to secure liabilities
                          not included in Debt:                                                           $____________
                  Minus:  Intangible assets:                                                              $____________
                  Minus:  Any other HUD nonacceptable assets:                                             $____________
                  Minus:  Other assets unacceptable to the
                          Lender:                                                                         $____________

                  TANGIBLE NET WORTH                                                             $_____________________

II.      ADJUSTED TANGIBLE NET WORTH

         A.       Adjusted Tangible Net Worth of Washington is:

                  Tangible Net Worth (from IA above)                                                      $____________
                  Minus: Capitalized excess servicing fees:                                               $____________
                  Minus: Capitalized servicing rights:                                                    $____________
                  Plus:  Deferred taxes arising from capitalized
                         excess servicing fees and capitalized
           servicing rights:                                                                              $____________
                  Plus:  .005 times Adjusted Servicing Portfolio
                         (from IIIA below):                                                               $____________

                  ADJUSTED TANGIBLE NET WORTH                                                    $_____________________

         B.       Requirements of Section 7.7 of the Agreement:

                  MINIMUM ADJUSTED TANGIBLE NET WORTH OF $15,000,000.

         C.       Covenant Satisfied: ______                  Covenant Not Satisfied: ______

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


III.     ADJUSTED SERVICING PORTFOLIO

         A.       Adjusted Servicing Portfolio of the Borrowers is:

                  Servicing Portfolio owned by the Borrowers is:                                          $____________
                  Minus:     The unpaid principal balance of Mortgage Loans:
                             Past due 60 days or more:                                                    $____________
                             That are Commercial, FNMA DUS,
                                    or FHA co-insured:                                                    $____________
                             Sold with recourse:                                                          $____________
                             For which the Servicing Contracts
                             are pledged:                                                                 $____________
                             Serviced by Borrowers for others under
                                    subservicing arrangements:                                            $____________

                  ADJUSTED SERVICING PORTFOLIO                                                   $_____________________

         B.       Requirements of Section 7.10 of the Agreement:

                  ADJUSTED SERVICING PORTFOLIO OF $3,000,000,000.

         C.       COVENANT SATISFIED:____                     COVENANT NOT SATISFIED:____

IV.      DEBT OF THE BORROWERS

         Total liabilities                                                                                $____________
                  Minus:   Loan loss reserves:                                                            $____________
                  Minus:   Subordinated Debt not due within one year
                           of the Statement Date (or any portion
                           thereof):                                                                      $____________
                  Minus:   Deferred taxes arising from capitalized
                           excess servicing fees and capitalized
                           servicing rights:                                                              $____________

                  DEBT                                                                           $_____________________

V.       RATIO OF DEBT TO ADJUSTED TANGIBLE NET WORTH

         A.       The ratio of Debt to Adjusted Tangible Net Worth
                  (IV to II.A) is:                                                                         ______ to 1

         B.       Requirements of Section 7.6 of the Agreement:

                  The ratio of Debt to Adjusted Tangible Net Worth shall not exceed 15 to 1.

         C.       COVENANT SATISFIED:____                     COVENANT NOT SATISFIED:____

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



VI. LIQUID ASSETS OF THE BORROWERS

         Unrestricted and Unencumbered Cash                                                                $____________
         Plus:  Funds on deposit in any United States bank                                                 $____________
         Plus:  Investment grade commercial paper                                                          $____________
         Plus:  Money market funds                                                                         $____________
         Plus:  Marketable securities                                                                      $____________

         Plus:  Mortgage Loans and Mortgage-backed Securities
                held for sale                                                                              $____________
         Minus: Outstanding liabilities secured by Mortgage Loans
                and Mortgage-backed Securities held for sale                                               $____________

         LIQUID ASSETS                                                                           $______________________

VII.     LIQUIDITY

         A.       The ratio of Liquid Assets to Tangible Net Worth
                  (VI to I) is:                                                                              ______ to 1

         B.       Requirements of Section 7.8 of the Agreement:

                  The ratio of Liquid Assets to Tangible Net Worth shall not be less than twenty-five percent (25%).

         C.       COVENANT SATISFIED:____                     COVENANT NOT SATISFIED:____

VIII. MAXIMUM PASS-THROUGHS

          A.      The aggregate cumulative outstanding amount of advances
                  to or on behalf of defaulting mortgagors paid or required
                  to have been paid by the Borrowers on Mortgage Loans and
                  Mortgage-backed Securities ("Pass-throughs") is:
                                                                                                          $____________

          B.      The ratio of Pass-throughs to Adjusted Tangible Net Worth
                  (VIII.A to I.A) is:                                                                       ______ to 1

          C.      Requirements of Section 7.9 of the Agreement:

                  The ratio of Pass-throughs to Adjusted Tangible Net Worth shall not exceed thirty-five percent (35%).

          D.      COVENANT SATISFIED:____                     COVENANT NOT SATISFIED:____


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

IX.      DEBT SERVICE COVERAGE RATIO

         A.       Net income for the previous four quarters:                                              $____________
                  Plus:             Income tax expenses:                                                  $____________
                  Minus:            Income taxes paid:                                                    $____________
                  Plus:             Depreciation, amortization and other non-cash
                                    deductions:                                                           $____________
                  Minus:            Non-cash revenue:                                                     $____________
                  Minus:            Dividends and distributions:                                          $____________
                  Plus:             Term Loan/Servicing Facility interest
                                    expenses:                                                             $____________

                  FUNDS FROM OPERATIONS                                                          $_____________________

         B.       Scheduled Term Loan/Servicing Facility principal payment
                  (following four quarters):                                                              $____________
                  Plus:  Term Loan/Servicing Facility interest expenses
                  (previous four quarters):
                                                                                                          $____________
                  Annual debt payments                                                                    $____________

         C.       The ratio of XA to XB      is:                                                         _______to 1.00

         D.       Requirements of Section 7.11 of the Agreement:

                  Permit the Debt Service Coverage Ratio, measured as of the first day of any fiscal quarter, to be less than 1.50 to 1.00.

         E.       COVENANT SATISFIED:_____   COVENANT NOT SATISFIED:_____

X.       DELINQUENCY RATIO

         A. Unpaid Principal Balance of Mortgage Loans Serviced that are:

                  30 or more days past due:                                                               $____________
                  Foreclosure:                                                                            $____________
                  In Bankruptcy:                                                                          $____________

                  TOTAL                                                                          $_____________________

         B.       Unpaid Principal Balance of all Mortgage Loans Serviced
                  by Borrowers:                                                                           $____________

         C.       The ratio of XIA to XIB (expressed as a percentage):                                       _________%

         D.       Requirements of Section 7.12 of the Agreement:

                  The Delinquency Ratio shall not exceed 10%.

         E.       COVENANT SATISFIED:_____   COVENANT NOT SATISFIED:_____

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

XI.      TRANSACTIONS WITH AFFILIATES

         A.       Loans, advances, and extensions of credit made by the
                  Borrowers to their Affiliates total:                                                    $_____________

         B.       Capital contributions made by the Borrowers to their
                  Affiliates total:                                                                       $_____________

         C.       Management fees paid to Affiliates during the current
                  fiscal year total:                                                                      $_____________

         D.       Transfers, sales, pledges, assignments or other
                  dispositions of assets made by the Borrowers to their
                  Affiliates total:                                                                       $_____________

         E.       Requirements of Section 7.13 of the Agreement:

                  1. No loans, advances or extensions of credit shall be made by the Borrowers to Affiliates.

                  COVENANT SATISFIED:____                     COVENANT NOT SATISFIED:____

                  2. No capital contributions shall be made by the Borrowers to any Affiliate.

                  COVENANT SATISFIED:____                     COVENANT NOT SATISFIED:____

                  3. No transfers, sales, pledges assignments or other dispositions of assets by the Borrowers to Affiliates.

                  COVENANT SATISFIED:____                     COVENANT NOT SATISFIED:____

                  4. No Management fees shall be paid by the Borrowers to Affiliates.

                  COVENANT SATISFIED:____                     COVENANT NOT SATISFIED:____


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